UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2010
___________

EASTERN VIRGINIA BANKSHARES, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-23565 (Commission File Number)	54-1866052 (IRS Employer Identification No.)

330 Hospital Road Tappahannock, Virginia (Address of Principal Executive Offices)	22560 (Zip Code)

Registrant’s telephone number, including area code: (804) 443-8423

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

As discussed in “Item 7.01. Regulation FD Disclosure” below, management of Eastern Virginia Bankshares, Inc. (the “Company”) presented certain information regarding the Company’s results for the first quarter of 2010 at its Annual Meeting of Shareholders on April 15, 2010.  The information set forth under “Item 7.01. Regulation FD Disclosure” is incorporated herein by reference.

Item 7.01.                      Regulation FD Disclosure.

During the course of the Annual Meeting of Shareholders on April 15, 2010, management of the Company presented financial and other information to those present. The slides for the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 7.01.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Slide Presentation for the Annual Meeting of Shareholders on April 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.
 (Registrant)

Date: April 15, 2010                                           By:       /s/ Ronald L. Blevins
Ronald L. Blevins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for the Annual Meeting of Shareholders on April 15, 2010.